UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

Envestnet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Chesterbrook Boulevard, Suite 250

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.005 Per Share	ENV	New York Stock Exchange*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*	As more fully disclosed herein, the registrant’s common stock was suspended from trading on the New York Stock Exchange effective November 25, 2024. A Form 25 is expected to be filed to delist the registrant’s common stock from the New York Stock Exchange and to remove it from registration under Section 12(b) of the Exchange Act.

Introduction

On November 25, 2024 (the “Closing Date”), Envestnet, Inc., a Delaware corporation (the “Company”), completed its previously announced merger with BCPE Pequod Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of BCPE Pequod Buyer, Inc., a Delaware corporation (“Parent”). Pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 11, 2024, by and among the Company, Parent and Merger Sub, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving such merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”). Parent and Merger Sub are affiliates of vehicles managed or advised by Bain Capital Private Equity, LP (“Bain”).

The description of the Merger Agreement and the transactions contemplated by the Merger Agreement (including, without limitation, the Merger) in this Current Report on Form 8-K (this “Current Report”) does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 11, 2024, and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in the Introduction to this Current Report (the “Introduction”) is incorporated by reference into this Item 1.01.

Convertible Notes Indentures

Concurrently with the closing of the Merger (the “Closing”), the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into:

(i)	the First Supplemental Indenture, dated as of November 25, 2024 (the “2025 Convertible Notes First Supplemental Indenture”), to the Indenture, dated as of August 20, 2020 (the “2025 Convertible Notes Original Indenture” and, together with the 2025 Convertible Notes First Supplemental Indenture, the “2025 Convertible Notes Indenture”), relating to the Company’s 0.75% Convertible Notes due 2025 (the “2025 Convertible Notes”); and

(ii)	the First Supplemental Indenture, dated as of November 25, 2024 (the “2027 Convertible Notes First Supplemental Indenture”), to the Indenture, dated as of November 17, 2022 (the “2027 Convertible Notes Original Indenture” and, together with the 2027 Convertible Notes First Supplemental Indenture, the “2027 Convertible Notes Indenture”), relating to the Company’s 2.625% Convertible Notes due 2027 (the “2027 Convertible Notes”).

As of November 25, 2024, $317,500,000 of the 2025 Convertible Notes were outstanding and $575,000,000 of the 2027 Convertible Notes were outstanding.

As a result of the Merger, and pursuant to the 2025 Convertible Notes Indenture and the 2027 Convertible Notes Indenture (together, the “Convertible Notes Indentures”), from and after the effective time of the Merger (the “Effective Time”), the right to convert each $1,000 principal amount of the 2025 Convertible Notes and the 2027 Convertible Notes (each, a “series of Convertible Notes” and together, the “Convertible Notes”), as applicable, was changed into a right to convert such principal amount of each series of Convertible Notes into Reference Property (as defined in the applicable Convertible Notes Indenture). After making the necessary conversion rate adjustments for any Make-Whole Fundamental Change (as defined in the applicable Convertible Notes Indenture), as applicable, the right to convert each $1,000 principal amount of the 2025 Convertible Notes and the 2027 Convertible Notes is equal to a conversion rate of 9.3682 and 16.9277, respectively, with each unit of Reference Property (as defined in the applicable Convertible Notes Indenture) consisting of $63.15 in cash.

The Closing constitutes a Share Exchange Event, a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the applicable Convertible Notes Indenture) under each of the Convertible Notes Indentures. The effective date of the Share Exchange Event, the Fundamental Change and the Make-Whole Fundamental Change in respect of the Convertible Notes is November 25, 2024, which is the Closing Date.

As a result of the Fundamental Change, the Company anticipates making an offer to each holder of a series of Convertible Notes to repurchase all Convertible Notes pursuant to the terms and procedures set forth in the applicable Convertible Notes Indenture for a cash repurchase price equal to the Fundamental Change Repurchase Price (as defined in the applicable Convertible Notes Indenture). Holders of each series of Convertible Notes will be able to convert their Convertible Notes until the Fundamental Change Expiration Time (as defined in the applicable Convertible Notes Indenture).

The descriptions of the 2025 Convertible Notes Original Indenture, the 2027 Convertible Notes Original Indenture, the 2025 Convertible Notes First Supplemental Indenture and the 2027 Convertible Notes First Supplemental Indenture and the transactions contemplated thereby in this Current Report do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the 2025 Convertible Notes Original Indenture, the 2027 Convertible Notes Original Indenture, the 2025 Convertible Notes First Supplemental Indenture and the 2027 Convertible Notes First Supplemental Indenture. A copy of the 2025 Convertible Notes Original Indenture is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2020, and incorporated herein by reference. A copy of the 2027 Convertible Notes Original Indenture is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 17, 2022, and incorporated herein by reference. Copies of the 2025 Convertible Notes First Supplemental Indenture and the 2027 Convertible Notes First Supplemental Indenture are filed as Exhibits 4.1 and 4.2 to this Current Report, respectively, each of which is incorporated herein by reference.

This Current Report does not constitute an offer to tender for, or purchase, or a solicitation of an offer to tender for, or purchase, any of the Convertible Notes or any other security.

RBC Credit Agreement

Concurrently with the Closing, Parent, as the borrower, and the Company and certain of the Company’s subsidiaries, as guarantors, entered into that certain Credit Agreement with Royal Bank of Canada as administrative agent and collateral agent and the lenders from time to time party thereto (the “Credit Agreement”), which provides for (i) a senior secured term loan facility in an aggregate principal amount of $1,985,000,000, maturing on the seventh anniversary of the date hereof and (ii) a senior secured revolving credit facility in an aggregate principal amount of $375,000,000, terminating on the fifth anniversary of the date hereof. The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the borrower and the guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in the Introduction is incorporated by reference into this Item 1.02.

Termination of Third Amended and Restated Credit Agreement

Concurrently with the Closing, that certain Third Amended and Restated Credit Agreement, dated as of February 4, 2022, as amended, amended and restated, supplemented or otherwise modified from time to time, among the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto and Bank of Montreal, as administrative agent (the “Existing Credit Agreement”), was terminated and the Company paid all outstanding principal, interest, fees and expenses and terminated all credit commitments outstanding thereunder (such payment and termination, the “Payoff”). In connection with the Payoff, all obligations of the Company and the guarantors under the Existing Credit Agreement and the other agreements related thereto were satisfied (other than applicable obligations that expressly survive the Payoff) and all security interests and guarantees executed in connection therewith were released.

The description of the Existing Credit Agreement in this Current Report does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022, and incorporated herein by reference.

Termination of Capped Call Transactions

On November 14, 2022, in connection with the pricing of the 2027 Convertible Notes, and on November 15, 2022, in connection with the initial purchasers’ exercise in full of their option to purchase additional 2027 Convertible Notes, the Company entered into capped call transactions (the “Capped Call Transactions”) with each of Morgan Stanley & Co. LLC, Bank of America, N.A., Bank of Montreal and J.P. Morgan Chase Bank, National Association (each, a “Capped Call Counterparty”).

In connection with the Merger, the Company entered into a termination agreement with each Capped Call Counterparty pursuant to which the Capped Call Transactions with each Capped Call Counterparty terminated on the Closing in exchange for an agreed-upon cash payment by such Capped Call Counterparty payable on or immediately following the Closing Date.

The description of the Capped Call Transactions in this Current Report does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of that certain Purchase Agreement, dated November 13, 2022, by and among the Company, Envestnet Asset Management, Inc., Morgan Stanley & Co. LLC, BofA Securities, Inc., BMO Capital Markets Corp. and J.P. Morgan Securities LLC, as representatives of the several purchasers named therein, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 17, 2022, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction is incorporated by reference into this Item 2.01.

At the Effective Time, each share of common stock, par value $0.005 per share, of the Company (“Envestnet Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than (i) shares of Envestnet Common Stock that were (a) owned by the Company or any direct or indirect wholly owned subsidiaries of the Company, (b) owned by Parent (or any of its affiliates), Merger Sub or any direct or indirect wholly owned subsidiaries of Parent (or any of its affiliates) or Merger Sub, (c) Rollover Shares (as defined in the Merger Agreement) or (d) held in treasury of the Company ((a)-(d) collectively, the “Owned Company Shares”), or (ii) shares of Envestnet Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law), was automatically cancelled, retired and converted into the right to receive cash in an amount equal to $63.15 per share, without interest thereon, less any amounts required to be deducted or withheld in accordance with the Merger Agreement (the “Merger Consideration”). At the Effective Time, each Owned Company Share was automatically cancelled, retired and ceased to exist without any consideration delivered in exchange therefor.

Immediately prior to the Effective Time, the Rollover Shares were contributed to the indirect parent company of Parent (“TopCo”) pursuant to the terms of the applicable support and rollover agreements in exchange for non-voting equity interests in TopCo having an aggregate value equal to the Rollover Shares multiplied by the Merger Consideration. At the Effective Time, each Rollover Share was cancelled, retired and ceased to exist without any consideration delivered in exchange therefor.

In addition, at the Effective Time:

●	each option to purchase Envestnet Common Stock (each, a “Company Option”) granted under the Envestnet, Inc. 2010 Long-Term Incentive Plan, Envestnet, Inc. 2019 Acquisition Equity Incentive Plan or Envestnet, Inc. 2024 Long-Term Incentive Plan (collectively, the “Company Stock Plans”), whether vested or unvested, that was outstanding and unexercised as of the Effective Time, was cancelled and converted into the right to receive a cash payment equal to (i) the excess, if any, of the Merger Consideration over the exercise price per share of Envestnet Common Stock subject to such Company Option as of the Effective Time, multiplied by (ii) the total number of shares of Envestnet Common Stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that had an exercise price per share of Envestnet Common Stock that was greater than or equal to the Merger Consideration was cancelled at the Effective Time for no consideration;

●	each restricted share unit award (a “Company RSU”) subject to service-vesting granted under the Company Stock Plans that was outstanding as of the Effective Time was cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company RSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, an amount in cash equal to (x) the Merger Consideration, multiplied by (y) the total number of shares of Envestnet Common Stock subject to the unvested portion of such Company RSU immediately prior to the Effective Time (the “RSU Deferred Cash Award”). Each RSU Deferred Cash Award will, subject to the holder’s continued employment or service through the applicable vesting dates, vest in accordance with the same vesting schedule as the underlying Company RSU (subject to any acceleration provisions upon a qualifying termination of employment under the holder’s existing employment or severance arrangements in effect as of July 11, 2024, the Company Stock Plans and applicable award agreements in effect as of July 11, 2024 (“Acceleration Provisions”)) and will otherwise generally have the same terms and conditions as applied to the Company RSU for which it was exchanged; and

●	each performance-vesting Company RSU (a “Company PSU”) granted under the Company Stock Plans that was outstanding as of the Effective Time was cancelled and converted into the right to receive (i) to the extent vested as of immediately prior to the Effective Time, a cash payment equal to (a) the Merger Consideration multiplied by (b) the total number of shares of Envestnet Common Stock subject to such Company PSU immediately prior to the Effective Time and (ii) to the extent unvested as of immediately prior to the Effective Time, an amount in cash equal to (x) the Merger Consideration, multiplied by (y) the total number of shares of Envestnet Common Stock issuable under such Company PSU immediately prior to the Effective Time based on the greater of (1) target performance and (2) actual performance through a truncated performance period ending immediately prior to the Effective Time (as determined in the good faith discretion of the Compensation Committee of the Board of Directors of the Company (the “Board”), which determination was effective as of the Effective Time) (the “PSU Deferred Cash Award”). Each PSU Deferred Cash Award will, subject to the holder of such award’s continued employment or service on the last day of such performance period applicable to the Company PSU for which the Company PSU Deferred Cash Award was exchanged, vest at the same time as the underlying Company PSU (subject to any Acceleration Provisions) and will otherwise generally have the same terms and conditions as applied to the Company PSU for which it was exchanged.

The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 11, 2024, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

In connection with the Closing, the Company notified representatives of the New York Stock Exchange (“NYSE”) that the Merger had been completed and requested that NYSE suspend trading of Envestnet Common Stock on NYSE prior to the opening of trading on November 25, 2024. In addition, the Company requested that NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to effect the delisting of Envestnet Common Stock from NYSE and the deregistration of such shares under Section 12(b) of the Exchange Act. The Company also intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of Envestnet Common Stock under Section 12(g) of the Exchange Act and suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the Closing, each share of Envestnet Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report) was automatically cancelled, retired and converted, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Envestnet Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive Merger Consideration.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01, Item 3.03 and Item 5.03 of this Current Report is incorporated by reference into this Item 5.01.

At the Effective Time, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

The aggregate purchase price paid for all outstanding shares of the Company (excluding the Owned Company Shares) was approximately $4.5 billion. The funds used by Parent to complete the Merger and the related transactions were provided by equity contributions from certain investment vehicles managed or advised by Bain and certain co-investors, as well as third-party debt financing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain     Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and under Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

Departure and Election of Directors

As a result of the Merger, at the Effective Time, each of Luis Aguilar, Gayle Crowell, Valerie Mosley, Gregory Smith, Lauren Taylor Wolfe and Barbara Turner resigned from the Board and any committees of the Board on which they served and ceased to be directors of the Company, and Joshua Warren and Thomas Sipp have been appointed as the directors of the Surviving Corporation.

Interim Chief Executive Officer Discretionary Bonus Increase

The Compensation Committee of the Board has approved a $750,000 increase to the prior discretionary cash bonus previously approved by the Compensation Committee on July 11, 2024 pursuant to the terms of Mr. Fox’s Interim Executive Agreement with the Company. In addition, the Company has extended the term of Mr. Fox’s agreement with the Company until January 31, 2025 (subject to extension).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and under Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the amended and restated certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”).

In addition, at the Effective Time, the amended and restated bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report, respectively, each of which is incorporated herein by reference.

Item 8.01. Other Events.

On November 25, 2024, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, by and among Envestnet, Inc., BCPE Pequod Buyer, Inc., and BCPE Pequod Merger Sub, Inc., dated July 11, 2024 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 11, 2024).*
3.1	Sixth Amended and Restated Certificate of Incorporation of Envestnet, Inc., dated as of November 25, 2024.
3.2	Second Amended and Restated Bylaws of Envestnet, Inc., dated as of November 25, 2024.
4.1	First Supplemental Indenture, dated as of November 25, 2024, to the Indenture, dated as of August 20, 2020, by and between the Company and U.S. Bank Trust Company, National Association.
4.2	First Supplemental Indenture, dated as of November 25, 2024, to the Indenture, dated as of November 17, 2022, by and between the Company and U.S. Bank Trust Company, National Association.
99.1	Press Release dated as of November 25, 2024.
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

*	Certain exhibits and schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

Date: November 25, 2024	By:	/s/ James L. Fox
		Name:	James L. Fox
		Title:	Interim Chief Executive Officer